UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported)      MARCH 16, 2001
                                                       --------------



                           DELTA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                          1-12109                    11-33336165
(State or other jurisdiction of      (Commission                 (IRS Employer
     incorporation)                  File Number)                  ID Number)


     1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK            11797-9003
          (Address of principal executive offices)                (Zip Code)


     Registrant's Telephone Number, including area code:         516-364-8500

                                       N/A
   -------------------------------------------------------------------------
             (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On March 16, 2001, the Company received the consent of the beneficial holders of a majority in principal amount (the "Holders") of the Company's 9 1/2% Senior Secured Notes due 2004 (the "Notes") to amend the Indenture governing the Notes (and certain other related documents as necessary) to provide for (i) the release of certain residual receivables presently owned by two Delaware business trusts (the "Trusts") established by the Company to secure the Notes, subject to the Trusts temporarily retaining a junior lien in such residual receivables, (ii) the exchange of certain other residual receivables presently owned by the Company or its affiliates outside of the Trusts for residual receivables presently owned by the Trusts, and (iii) the elimination of certain covenants in the Indenture (and related documents) that require the maintenance of residual receivable coverage ratios and flow of residual receivables.

         In connection with such consent, the Company has agreed to launch an exchange offer (the "Exchange Offer") pursuant to which the holders of the Notes will be offered the opportunity to exchange their Notes for (i) newly issued securities that will evidence a commensurate interest in a liquidating trust (the "Liquidating Trust") to be formed by the Company into which all of the residual receivables owned by the Trusts at the time of the consummation of the Exchange Offer will be transferred and (ii) their pro rata share of $15 million of the Company's newly issued preferred stock. As presently contemplated, the consummation of the Exchange Offer will be conditioned upon the participation of the holders of at least 90% to 95% in principal amount of the Notes. Assuming sufficient Noteholder participation, the Company expects that the Exchange Offer will be completed by approximately June 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

10.1 Third Supplemental Indenture by and among the Company, its subsidiary guarantors and U.S. Bank Trust National Association, as Indenture Trustee, dated as of March 16, 2001.

10.2 Consent Solicitation by and among the Company and certain beneficial holders of the Senior Secured Notes, dated as of March 16, 2001.

10.3 Amendment to Deposit Trust Agreement, dated as of March 16, 2001, between DF Special Holdings Corporation, as depositor, and Wilmington Trust Company, as owner trustee.

10.4 Amendment to Deposit Trust Agreement, dated as of March 16, 2001, between Delta Funding Corporation, as depositor, and Wilmington Trust Company, as owner trustee.

10.5 Amendment to Escrow Agreement, dated as of March 16, 2001, between the Company and U.S. Bank Trust National Association, as trustee under the Indenture and escrow agent.

10.6 Pledge and Security Agreement, dated as of March 16, 2001, made by DF Special Holdings Corporation, as Pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent.

10.7 Pledge and Security Agreement, dated as of March 16, 2001, made by Delta Funding Corporation, as Pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent.

10.8 Intercreditor and Subordination Agreement, dated as of March 16, 2001, by and among U.S. Bank Trust National Association, as collateral agent Delta Funding Corporation, DF Special Holdings Corporation, Goldman Sachs Mortgage Company, and Greenwich Capital Financial Products, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             DELTA FINANCIAL CORPORATION

                                             By:      /S/ MARC E. MILLER
                                                      ---------------------
                                             Name:    Marc E. Miller
                                             Title:   Senior Vice President

Dated:   March 21 2001

                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION

10.1 Third Supplemental Indenture by and among the Company, its subsidiary-guarantors and U.S. Bank Trust National Association, as Indenture Trustee, dated as of March 16, 2001

10.2 Consent Solicitation by and among the Company and certain beneficial holders of the Senior Secured Notes, dated as of March 16, 2001.

10.3 Amendment to Deposit Trust Agreement, dated as of March 16, 2001 between DF Special Holdings Corporation, as depositor and Wilmington Trust Company, as owner trustee

10.4 Amendment to Deposit Trust Agreement, dated as of March 16, 2001 between Delta Funding Corporation, as depositor and Wilmington Trust Company, as owner trustee

10.5 Amendment to Escrow Agreement, dated as of March 16, 2001 between the Company and U.S. Bank Trust National Association, as trustee and escrow agent

10.6 Pledge and Security Agreement, dated as of March 16, 2001, made by DF Special Holdings Corporation, as Pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent

10.7 Pledge and Security Agreement, dated as of March 16, 2001, made by Delta Funding Corporation, as Pledgor, in favor of U.S. Bank Trust National Association, as trustee and collateral agent

10.8 Intercreditor and Subordination Agreement, dated as of March 16, 2001, by and among U.S. Bank Trust National Association, as collateral agent Delta Funding Corporation, DF Special Holdings Corporation, Goldman Sachs Mortgage Company, and Greenwich Capital Financial Products, Inc.